Variable Annuities Issued by Minnesota Life

Supplement dated May 1, 2026 to the following last effective prospectus for the following variable annuities:

●	Variable Fund D Variable Annuity

Effective May 1, 2026, the following funds are added as available investment options:

●	American Funds® IS The Bond Fund of America - Class 2
●	Fidelity VIP® Index 500 Fund - Service Class 2
●	Goldman Sachs VIT Government Money Market Fund - Service Shares

Effective December 1, 2025, the name of the following Macquarie Funds were renamed by replacing “Macquarie” with “Nomura”:

Current Fund Name	New Fund Name

Macquarie VIP Balanced Series	Nomura VIP Balanced Series

Macquarie VIP Growth Series	Nomura VIP Growth Series

Macquarie VIP Small Cap Growth Series	Nomura VIP Small Cap Growth Series

Note: The name of the Trust was not changed, and currently remains “Ivy Variable Insurance Portfolios”.

Retain this supplement for future reference.